UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08216

PIMCO Strategic Global Government Fund, Inc.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY	10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1345 Avenue of the Americas

New York, NY 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: January 31, 2010

Date of reporting period: January 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

PIMCO Strategic Global Government Fund, Inc.

Annual Report

January 31, 2010

PIMCO Strategic Global Government Fund, Inc. Letter to Shareholders

March 15, 2010

Dear Shareholder:

Please find enclosed, the annual report for PIMCO Strategic Global Government Fund, Inc. (the “Fund”) for the fiscal year ended January 31, 2010.

Government bond prices weakened during the fiscal period as investors moved capital away from lower yielding U.S. Treasury and agency securities and into stocks and corporate bonds. U.S. government bonds, represented by the Barclays Capital Long Term U.S. Treasury Index, declined 2.19% during the twelve months ended January 31, 2010. In contrast, the Barclays Capital U.S. Investment Grade Credit Index, a measure of corporate bond performance, returned 17.85% for the twelve month period. The Barclays Capital U.S. Aggregate Bond Index, a measure of the broad U.S. bond market, returned 8.51% and the Barclays Capital U.S. Intermediate Aggregate Bond Index, a broad measure of intermediate-term bonds, returned 8.27% during the period. Improvements in corporate bond prices, driven by increasing investor demand, served to lift the broad-based indices. Mortgage-backed securities, represented by the Barclays Capital Mortgage Index, returned 7.04%. The Barclays Capital Global Aggregate Bond Index, a broad market measure of U.S. and non U.S. government and corporate bonds, returned 11.00%. U.S. stocks also rallied, with the Standard & Poor’s 500 Index gaining 33.14% during the fiscal period.

The Federal Reserve held the Federal Funds Rate, the key target rate on loans between member banks, to a historically low target range of 0.00% to 0.25% during the fiscal year and pursued other initiatives designed to inject liquidity into the financial system. Under its policy of quantitative easing, the U.S. monetary authority purchased large amounts of securities (such as mortgage-backed securities and U.S. Treasuries) from commercial banks to encourage lending to consumers and businesses.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

1.31.10	PIMCO Strategic Global Government Fund, Inc. Annual Report	1

PIMCO Strategic Global Government Fund, Inc. Fund Insights/Performance & Statistics

January 31, 2010 (unaudited)

•	For the fiscal year ended January 31, 2010, PIMCO Strategic Global Government Fund, Inc. returned 42.63% on net asset value (“NAV”) and 29.83% on market price.

•	Treasury yields rose as investor risk appetite returned and policy responses helped to stabilize the global economy during the twelve months ended January 31, 2010.

•

The Treasury yield curve reached record steepness (with corresponding steepness in other developed countries) during the fiscal year as central banks kept short-term interest rates low and intermediate and long-term Treasuries sold-off due to better than expected economic data toward the end of the fiscal year.

•

Non-Treasury fixed-income securities, such as mortgage-backed securities (“MBS”) and corporate bonds, gained as government policies helped push investors out of cash and into higher yielding, riskier assets.

Drivers of Fund performance:

•

A curve-steepening bias benefited performance because long-term interest rates rose as investors sold Treasuries amid threats of looming inflation, the onset of an economic recovery, and a rebound in risk assets.

•	An overweight duration—a measure of sensitivity to changes in market interest rates—detracted from performance as yields rose.

•	An emphasis on bonds in financial companies enhanced returns as these sectors outperformed in light of improving financial conditions and continued support from government policy.

•	An overweighting in MBS benefited performance as liquidity improved due to government support programs for Agency and non-Agency MBS.

2	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.10

PIMCO Strategic Global Government Fund, Inc. Fund Insights/Fund Performance & Statistics

January 31, 2010 (unaudited) (continued)

Total Return(1):	Market Price	NAV
1 Year	29.83%	42.63%
5 Year	6.77%	7.47%
10 Year	11.94%	8.89%
Commencement of Operations (2/24/1994) to 1/31/10	8.86%	7.57%

Market Price/NAV Performance:
Commencement of Operations (2/24/1994) to 1/31/10

Market Price/NAV:
Market Price	$10.73
NAV	$9.08
Premium to NAV	18.17%
Market Price Yield(2)	7.27%

Moody’s Ratings

    (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value (“NAV”) or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends and distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to shareholders by the market price per share at January 31, 2010

1.31.10	PIMCO Strategic Global Government Fund, Inc. Annual Report	3

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2010

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
U.S. GOVERNMENT AGENCY SECURITIES – 149.9%
Fannie Mae – 67.3%
	$122	2.972%, 12/1/25, FRN, MBS (k)	Aaa/AAA	$126,613
	88	3.00%, 3/1/31, FRN, MBS (k)	Aaa/AAA	90,388
	8	3.025%, 10/1/31, FRN, MBS	Aaa/AAA	8,160
	22	3.117%, 9/1/28, FRN, MBS	Aaa/AAA	22,115
	98	3.117%, 12/1/28, FRN, MBS (k)	Aaa/AAA	101,258
	76	3.153%, 11/1/27, FRN, MBS (k)	Aaa/AAA	78,435
	29	3.303%, 4/1/30, FRN, MBS (k)	Aaa/AAA	29,731
	51	3.39%, 2/1/27, FRN, MBS (k)	Aaa/AAA	52,772
	10	3.54%, 2/1/32, FRN, MBS	Aaa/AAA	9,918
	148	3.655%, 3/1/32, FRN, MBS (k)	Aaa/AAA	151,064
	412	4.25%, 11/25/24, CMO (k)	Aaa/AAA	411,456
	23	4.25%, 3/25/33, CMO	Aaa/AAA	23,280
	62	5.00%, 5/25/16, CMO	Aaa/AAA	62,834
	17	5.00%, 12/1/18, MBS	Aaa/AAA	18,524
	96	5.50%, 8/25/14, CMO (k)	Aaa/AAA	101,343
	32	5.50%, 12/25/16, CMO	Aaa/AAA	34,094
	125	5.50%, 7/25/24, CMO (k)	Aaa/AAA	133,347
	144	5.50%, 4/1/32, MBS (k)	Aaa/AAA	153,622
	43	5.50%, 12/25/32, CMO	Aaa/AAA	44,193
	887	5.50%, 12/25/34, CMO (k)	Aaa/AAA	933,893
	1,370	5.50%, 4/25/35, CMO (k)	Aaa/AAA	1,446,293
	100	5.75%, 6/25/33, CMO (k)	Aaa/AAA	106,741
	2,500	5.807%, 8/25/43, CMO (k)	Aaa/AAA	2,677,521
	69	6.00%, 2/25/17, CMO	Aaa/AAA	74,878
	324	6.00%, 4/25/17, CMO (k)	Aaa/AAA	352,298
	2,584	6.00%, 12/1/32, MBS (k)	Aaa/AAA	2,794,436
	1,776	6.00%, 1/1/33, MBS (k)	Aaa/AAA	1,920,063
	570	6.00%, 2/1/33, MBS (k)	Aaa/AAA	616,748
	2,791	6.00%, 2/1/34, MBS (k)	Aaa/AAA	3,016,132
	9,336	6.00%, 10/1/34, MBS (k)	Aaa/AAA	10,081,530
	9,699	6.00%, 11/1/34, MBS (k)	Aaa/AAA	10,472,615
	5,163	6.00%, 4/1/35, MBS (k)	Aaa/AAA	5,583,127
	7,720	6.00%, 1/1/36, MBS (k)	Aaa/AAA	8,304,673
	9,529	6.00%, 9/1/36, MBS (k)	Aaa/AAA	10,298,998
	1,779	6.00%, 10/1/36, MBS (k)	Aaa/AAA	1,930,824
	55,162	6.00%, 5/1/37, MBS (e)	Aaa/AAA	59,211,068
	6,888	6.00%, 1/25/44, CMO (k)	Aaa/AAA	7,486,319
	5,000	6.00%, MBS, TBA (e)	Aaa/AAA	5,348,440
	37	6.50%, 5/1/13, MBS (k)	Aaa/AAA	40,025
	29	6.50%, 10/1/13, MBS (k)	Aaa/AAA	31,246
	232	6.50%, 2/1/14, MBS (k)	Aaa/AAA	249,656
	160	6.50%, 10/1/18, MBS (k)	Aaa/AAA	173,184
	145	6.50%, 9/1/19, MBS (k)	Aaa/AAA	157,089
	307	6.50%, 1/1/20, MBS (k)	Aaa/AAA	330,681
	267	6.50%, 6/25/23, CMO (k)	Aaa/AAA	287,873
	2	6.50%, 12/1/23, MBS	Aaa/AAA	2,163

4	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.10

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2010 (continued)

Principal Amount (000s)				Credit Rating (Moody’s/S&P)*	Value
Fannie Mae (continued)
	$–	(h)	6.50%, 3/1/24, MBS	Aaa/AAA	$185
	36		6.50%, 4/1/27, MBS (k)	Aaa/AAA	38,761
	317		6.50%, 11/18/27, CMO (k)	Aaa/AAA	349,834
	12		6.50%, 1/1/28, MBS	Aaa/AAA	13,232
	614		6.50%, 2/1/28, MBS (k)	Aaa/AAA	666,506
	57		6.50%, 4/1/28, MBS (k)	Aaa/AAA	62,081
	135		6.50%, 9/1/28, MBS (k)	Aaa/AAA	147,564
	813		6.50%, 11/1/28, MBS (k)	Aaa/AAA	890,503
	98		6.50%, 1/1/29, MBS (k)	Aaa/AAA	106,977
	43		6.50%, 2/1/29, MBS (k)	Aaa/AAA	47,143
	552		6.50%, 3/1/29, MBS (k)	Aaa/AAA	604,517
	81		6.50%, 4/1/29, MBS (k)	Aaa/AAA	88,759
	25		6.50%, 5/1/29, MBS (k)	Aaa/AAA	27,309
	74		6.50%, 6/1/29, MBS (k)	Aaa/AAA	80,636
	931		6.50%, 7/1/29, MBS (k)	Aaa/AAA	1,019,759
	19		6.50%, 8/1/29, MBS	Aaa/AAA	20,426
	5		6.50%, 9/1/29, MBS	Aaa/AAA	5,356
	8		6.50%, 12/1/29, MBS	Aaa/AAA	9,101
	223		6.50%, 4/1/31, MBS (k)	Aaa/AAA	242,791
	193		6.50%, 5/1/31, MBS (k)	Aaa/AAA	208,684
	161		6.50%, 8/1/31, MBS (k)	Aaa/AAA	174,120
	1,582		6.50%, 9/25/31, CMO (k)	Aaa/AAA	1,737,499
	85		6.50%, 10/1/31, MBS (k)	Aaa/AAA	91,811
	43		6.50%, 11/1/31, MBS (k)	Aaa/AAA	46,124
	3,285		6.50%, 3/25/32, CMO (k)	Aaa/AAA	3,518,651
	55		6.50%, 6/1/32, MBS (k)	Aaa/AAA	59,074
	164		6.50%, 8/1/32, MBS (k)	Aaa/AAA	176,976
	99		6.50%, 9/1/32, MBS (k)	Aaa/AAA	107,367
	528		6.50%, 10/1/32, MBS (k)	Aaa/AAA	577,925
	325		6.50%, 5/1/33, MBS (k)	Aaa/AAA	353,978
	81		6.50%, 6/1/33, MBS (k)	Aaa/AAA	88,324
	168		6.50%, 7/1/33, MBS (k)	Aaa/AAA	182,759
	199		6.50%, 8/1/33, MBS (k)	Aaa/AAA	216,899
	583		6.50%, 9/1/33, MBS (k)	Aaa/AAA	636,447
	1,720		6.50%, 10/1/33, MBS (k)	Aaa/AAA	1,875,482
	1,360		6.50%, 11/1/33, MBS (k)	Aaa/AAA	1,483,039
	198		6.50%, 12/1/33, MBS (k)	Aaa/AAA	216,028
	632		6.50%, 1/1/34, MBS (k)	Aaa/AAA	689,206
	71		6.50%, 2/1/34, MBS (k)	Aaa/AAA	77,743
	34		6.50%, 3/1/34, MBS (k)	Aaa/AAA	37,389
	85		6.50%, 4/1/34, MBS (k)	Aaa/AAA	92,073
	120		6.50%, 5/1/34, MBS (k)	Aaa/AAA	131,081
	1,084		6.50%, 7/1/34, MBS (k)	Aaa/AAA	1,181,442
	810		6.50%, 8/1/34, MBS (k)	Aaa/AAA	881,598
	825		6.50%, 9/1/34, MBS (k)	Aaa/AAA	898,438
	21		6.50%, 10/1/34, MBS	Aaa/AAA	22,812
	478		6.50%, 11/1/34, MBS (k)	Aaa/AAA	520,646
	345		6.50%, 12/1/34, MBS (k)	Aaa/AAA	375,595

1.31.10	PIMCO Strategic Global Government Fund, Inc. Annual Report	5

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2010 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
Fannie Mae (continued)
	$154	6.50%, 1/1/35, MBS (k)	Aaa/AAA	$168,440
	242	6.50%, 2/1/35, MBS (k)	Aaa/AAA	263,692
	162	6.50%, 4/1/35, MBS (k)	Aaa/AAA	176,223
	76	6.50%, 7/1/35, MBS (k)	Aaa/AAA	82,655
	275	6.50%, 10/1/35, MBS (k)	Aaa/AAA	299,477
	1,300	6.50%, 6/1/36, MBS (k)	Aaa/AAA	1,420,735
	5,370	6.50%, 12/1/36, MBS (k)	Aaa/AAA	5,812,566
	997	6.50%, 4/1/37, MBS (k)	Aaa/AAA	1,077,141
	3,679	6.50%, 2/1/38, MBS (k)	Aaa/AAA	3,975,563
	1,472	6.50%, 7/1/39, MBS (k)	Aaa/AAA	1,590,667
	1,329	6.50%, 12/25/41, CMO (k)	Aaa/AAA	1,451,625
	3,738	6.50%, 7/25/42, CMO (k)	Aaa/AAA	4,083,399
	324	6.50%, 8/25/42, CMO (k)	Aaa/AAA	353,993
	4,165	6.50%, 9/25/42, CMO (k)	Aaa/AAA	4,552,298
	53	6.50%, 10/25/42, CMO	Aaa/AAA	58,036
	86	6.50%, 12/25/42, CMO (k)	Aaa/AAA	94,070
	1,686	6.50%, 6/25/44, CMO (k)	Aaa/AAA	1,842,216
	511	6.50%, 11/1/47, MBS (k)	Aaa/AAA	548,842
	69	6.85%, 12/18/27, CMO	Aaa/AAA	76,459
	154	7.00%, 7/18/12, CMO (k)	Aaa/AAA	163,991
	90	7.00%, 1/1/13, MBS (k)	Aaa/AAA	93,877
	23	7.00%, 2/1/15, MBS	Aaa/AAA	24,881
	255	7.00%, 3/1/16, MBS (k)	Aaa/AAA	282,227
	154	7.00%, 5/1/16, MBS (k)	Aaa/AAA	168,727
	132	7.00%, 11/1/16, MBS (k)	Aaa/AAA	138,350
	420	7.00%, 5/1/17, MBS (k)	Aaa/AAA	460,967
	114	7.00%, 11/1/17, MBS (k)	Aaa/AAA	123,881
	729	7.00%, 7/1/21, MBS (k)	Aaa/AAA	786,149
	132	7.00%, 11/1/24, MBS (k)	Aaa/AAA	147,042
	12	7.00%, 10/1/25, MBS	Aaa/AAA	12,893
	55	7.00%, 6/18/27, CMO	Aaa/AAA	60,911
	6	7.00%, 9/1/27, MBS	Aaa/AAA	7,082
	11	7.00%, 11/1/27, MBS	Aaa/AAA	12,712
	37	7.00%, 12/1/27, MBS (k)	Aaa/AAA	40,883
	7	7.00%, 5/1/28, MBS	Aaa/AAA	7,571
	25	7.00%, 6/1/28, MBS (k)	Aaa/AAA	27,471
	57	7.00%, 2/1/29, MBS (k)	Aaa/AAA	63,714
	162	7.00%, 3/1/29, MBS (k)	Aaa/AAA	180,588
	145	7.00%, 4/1/29, MBS (k)	Aaa/AAA	161,256
	78	7.00%, 5/1/29, MBS (k)	Aaa/AAA	87,060
	66	7.00%, 6/1/29, MBS (k)	Aaa/AAA	73,314
	32	7.00%, 7/1/29, MBS (k)	Aaa/AAA	35,057
	100	7.00%, 9/1/29, MBS (k)	Aaa/AAA	111,108
	34	7.00%, 10/1/29, MBS	Aaa/AAA	37,487
	1	7.00%, 11/1/29, MBS	Aaa/AAA	947
	16	7.00%, 3/1/30, MBS	Aaa/AAA	17,676
	7,003	7.00%, 4/1/30, MBS (k)	Aaa/AAA	7,796,782
	140	7.00%, 5/1/30, MBS (k)	Aaa/AAA	155,020

6	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.10

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2010 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
Fannie Mae (continued)
	$27	7.00%, 4/1/31, MBS	Aaa/AAA	$29,517
	15	7.00%, 6/1/31, MBS	Aaa/AAA	16,667
	45	7.00%, 7/1/31, MBS	Aaa/AAA	50,519
	113	7.00%, 8/1/31, MBS (k)	Aaa/AAA	126,597
	123	7.00%, 9/1/31, MBS (k)	Aaa/AAA	136,658
	17	7.00%, 11/1/31, MBS	Aaa/AAA	18,736
	181	7.00%, 12/1/31, MBS (k)	Aaa/AAA	202,752
	84	7.00%, 1/1/32, MBS (k)	Aaa/AAA	90,970
	184	7.00%, 2/1/32, MBS (k)	Aaa/AAA	204,851
	63	7.00%, 4/1/32, MBS (k)	Aaa/AAA	70,557
	171	7.00%, 5/1/32, MBS (k)	Aaa/AAA	189,650
	173	7.00%, 6/1/32, MBS (k)	Aaa/AAA	191,233
	69	7.00%, 7/1/32, MBS (k)	Aaa/AAA	76,152
	29	7.00%, 8/1/32, MBS	Aaa/AAA	32,622
	442	7.00%, 9/25/32, CMO (k)	Aaa/AAA	486,669
	272	7.00%, 9/1/33, MBS (k)	Aaa/AAA	299,325
	360	7.00%, 11/1/33, MBS (k)	Aaa/AAA	398,349
	654	7.00%, 1/1/34, MBS (k)	Aaa/AAA	717,979
	181	7.00%, 7/1/34, MBS (k)	Aaa/AAA	200,653
	142	7.00%, 2/25/35, CMO (k)	Aaa/AAA	152,729
	233	7.00%, 3/1/35, MBS (k)	Aaa/AAA	258,228
	4,297	7.00%, 7/1/36, MBS (k)	Aaa/AAA	4,709,480
	1,788	7.00%, 9/25/41, CMO, VRN (k)	Aaa/AAA	1,993,863
	220	7.00%, 10/25/41, CMO (k)	Aaa/AAA	243,095
	88	7.00%, 7/25/42, CMO (k)	Aaa/AAA	96,827
	456	7.00%, 11/25/43, CMO (k)	Aaa/AAA	508,484
	449	7.00%, 2/25/44, CMO (k)	Aaa/AAA	496,620
	2,794	7.00%, 3/25/45, CMO (k)	Aaa/AAA	3,087,128
	1,391	7.00%, 12/1/46, MBS (k)	Aaa/AAA	1,522,862
	658	7.00%, 1/1/47, MBS (k)	Aaa/AAA	719,911
	745	7.50%, 6/1/17, MBS (k)	Aaa/AAA	814,843
	58	7.50%, 12/1/17, MBS (k)	Aaa/AAA	64,387
	501	7.50%, 5/1/22, MBS (k)	Aaa/AAA	568,132
	70	7.50%, 10/25/22, CMO	Aaa/AAA	77,614
	791	7.50%, 4/1/24, MBS (k)	Aaa/AAA	890,682
	226	7.50%, 6/19/30, CMO, VRN (k)	Aaa/AAA	255,233
	226	7.50%, 6/25/30, CMO (k)	Aaa/AAA	256,196
	48	7.50%, 7/1/31, MBS (k)	Aaa/AAA	54,127
	160	7.50%, 5/1/32, MBS (k)	Aaa/AAA	181,147
	590	7.50%, 9/1/35, MBS (k)	Aaa/AAA	663,862
	681	7.50%, 9/1/37, MBS (k)	Aaa/AAA	742,930
	1,305	7.50%, 7/25/41, CMO (k)	Aaa/AAA	1,477,535
	1,449	7.50%, 2/25/42, CMO, VRN (k)	Aaa/AAA	1,641,486
	81	7.50%, 7/25/42, CMO (k)	Aaa/AAA	92,195
	9	7.50%, 8/25/42, CMO	Aaa/AAA	9,680
	1,279	7.50%, 10/25/42, CMO (k)	Aaa/AAA	1,448,356
	806	7.50%, 3/25/44, CMO (k)	Aaa/AAA	908,347
	3,083	7.50%, 6/25/44, CMO (k)	Aaa/AAA	3,492,414

1.31.10	PIMCO Strategic Global Government Fund, Inc. Annual Report	7

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2010 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
Fannie Mae (continued)
	$106	7.70%, 3/25/23, CMO (k)	Aaa/AAA	$120,604
	236	7.815%, 12/1/30, FRN, MBS (k)	Aaa/AAA	242,622
	10	8.00%, 4/1/19, MBS	Aaa/AAA	10,757
	395	8.00%, 9/25/21, CMO (k)	Aaa/AAA	439,803
	3	8.00%, 1/1/22, MBS	Aaa/AAA	3,527
	4	8.00%, 12/1/22, MBS	Aaa/AAA	4,723
	7	8.00%, 6/1/24, MBS	Aaa/AAA	8,410
	311	8.00%, 9/1/24, MBS (k)	Aaa/AAA	354,921
	2	8.00%, 12/1/24, MBS	Aaa/AAA	1,855
	3	8.00%, 9/1/27, MBS	Aaa/AAA	2,950
	25	8.00%, 4/1/30, MBS (k)	Aaa/AAA	28,697
	100	8.00%, 5/1/30, MBS (k)	Aaa/AAA	115,424
	2	8.00%, 6/1/30, MBS	Aaa/AAA	1,999
	64	8.00%, 7/1/30, MBS (k)	Aaa/AAA	73,846
	1,995	8.00%, 7/19/30, CMO, VRN (k)	Aaa/AAA	2,232,318
	46	8.00%, 8/1/30, MBS (k)	Aaa/AAA	53,409
	1	8.00%, 9/1/30, MBS	Aaa/AAA	1,274
	10	8.00%, 10/1/30, MBS	Aaa/AAA	10,969
	19	8.00%, 1/1/31, MBS	Aaa/AAA	22,283
	14	8.00%, 3/1/31, MBS	Aaa/AAA	16,571
	120	8.00%, 5/1/31, MBS (k)	Aaa/AAA	137,979
	477	8.00%, 7/1/31, MBS (k)	Aaa/AAA	548,495
	41	8.00%, 8/1/31, MBS (k)	Aaa/AAA	46,835
	358	8.00%, 10/1/31, MBS (k)	Aaa/AAA	412,308
	75	8.00%, 11/1/31, MBS (k)	Aaa/AAA	86,829
	37	8.00%, 1/1/32, MBS (k)	Aaa/AAA	42,466
	97	8.00%, 5/1/32, MBS (k)	Aaa/AAA	112,123
	12	8.00%, 6/1/32, MBS	Aaa/AAA	14,014
	84	8.00%, 12/1/33, MBS (k)	Aaa/AAA	92,666
	111	8.00%, 1/1/35, MBS (k)	Aaa/AAA	122,166
	51	8.50%, 4/1/16, MBS (k)	Aaa/AAA	56,247
	696	8.50%, 9/25/21, CMO (k)	Aaa/AAA	780,049
	612	8.50%, 10/25/21, CMO (k)	Aaa/AAA	685,573
	437	8.50%, 12/25/21, CMO (k)	Aaa/AAA	482,859
	1,577	8.50%, 6/18/27, CMO (k)	Aaa/AAA	1,766,829
	201	8.50%, 6/25/30, CMO (k)	Aaa/AAA	228,341
	423	8.50%, 6/1/36, MBS (k)	Aaa/AAA	466,278
	1,078	9.417%, 5/15/21, MBS (k)	Aaa/AAA	1,227,444
	336	10.091%, 7/15/27, MBS (k)	Aaa/AAA	377,898
	26	10.30%, 4/25/19, CMO	Aaa/AAA	27,243

				238,300,485

Federal Housing Administration – 1.0%
	3,312	7.25%, 8/1/31 (g)	Aaa/AAA	3,269,491
	171	7.43%, 6/1/24 (g)	Aaa/AAA	171,847

				3,441,338

8	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.10

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2010 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
Freddie Mac – 36.5%
	$11	2.699%, 12/1/26, FRN, MBS	Aaa/AAA	$10,969
	77	3.20%, 9/1/31, FRN, MBS (k)	Aaa/AAA	79,176
	9	3.903%, 4/1/33, FRN, MBS	Aaa/AAA	9,517
	135	5.00%, 10/15/16, CMO (k)	Aaa/AAA	139,065
	157	5.00%, 11/15/16, CMO (k)	Aaa/AAA	162,707
	60	5.00%, 2/15/24, CMO	Aaa/AAA	64,249
	79	6.00%, 10/15/12, CMO (k)	Aaa/AAA	82,112
	312	6.00%, 9/15/16, CMO (k)	Aaa/AAA	334,567
	3,221	6.00%, 12/15/16, CMO (k)	Aaa/AAA	3,473,914
	43	6.00%, 3/15/17, CMO	Aaa/AAA	46,669
	1,220	6.00%, 4/1/17, MBS (k)	Aaa/AAA	1,316,679
	994	6.00%, 12/15/28, CMO (k)	Aaa/AAA	1,074,570
	8	6.00%, 2/1/33, MBS	Aaa/AAA	9,005
	2,006	6.00%, 3/1/33, MBS (k)	Aaa/AAA	2,152,416
	58	6.00%, 2/1/34, MBS (k)	Aaa/AAA	63,222
	120	6.00%, 3/15/35, CMO (k)	Aaa/AAA	129,059
	1,304	6.50%, 11/1/16, MBS (k)	Aaa/AAA	1,407,033
	205	6.50%, 4/15/18, CMO (k)	Aaa/AAA	208,955
	22	6.50%, 8/1/21, MBS	Aaa/AAA	23,886
	187	6.50%, 9/15/23, CMO (k)	Aaa/AAA	202,973
	3,000	6.50%, 10/15/23, CMO (k)	Aaa/AAA	3,213,022
	77	6.50%, 12/15/23, CMO (k)	Aaa/AAA	83,084
	9	6.50%, 6/1/29, MBS	Aaa/AAA	9,742
	12,584	6.50%, 6/15/31, CMO (k)	Aaa/AAA	13,662,801
	100	6.50%, 12/15/31, CMO (k)	Aaa/AAA	108,126
	1,221	6.50%, 6/15/32, CMO (k)	Aaa/AAA	1,318,005
	6,364	6.50%, 7/15/32, CMO (k)	Aaa/AAA	6,934,579
	113	6.50%, 8/1/34, MBS (k)	Aaa/AAA	121,561
	6,439	6.50%, 7/1/37, MBS (k)	Aaa/AAA	6,895,867
	124	6.50%, 2/25/43, CMO (k)	Aaa/AAA	135,147
	115	6.50%, 9/25/43, CMO, VRN (k)	Aaa/AAA	125,805
	676	6.50%, 10/25/43, CMO (k)	Aaa/AAA	738,573
	5,714	6.50%, 3/25/44, CMO (k)	Aaa/AAA	6,243,629
	765	6.50%, 9/1/47, MBS (k)	Aaa/AAA	821,706
	1,168	6.50%, 9/1/48, MBS (k)	Aaa/AAA	1,256,154
	338	6.50%, 10/1/48, MBS (k)	Aaa/AAA	362,755
	1,696	6.90%, 9/15/23, CMO (k)	Aaa/AAA	1,811,856
	826	6.95%, 7/15/21, CMO (k)	Aaa/AAA	906,155
	1,069	6.975%, 7/25/32, CMO, VRN (k)	Aaa/AAA	1,186,968
	692	7.00%, 9/1/11, MBS (k)	Aaa/AAA	724,405
	8	7.00%, 3/1/12, MBS	Aaa/AAA	8,622
	70	7.00%, 7/15/12, CMO	Aaa/AAA	70,301
	143	7.00%, 9/1/12, MBS (k)	Aaa/AAA	150,933
	23	7.00%, 10/1/12, MBS	Aaa/AAA	24,349
	18	7.00%, 11/1/12, MBS	Aaa/AAA	18,977
	18	7.00%, 12/1/12, MBS	Aaa/AAA	18,925
	614	7.00%, 7/1/13, MBS (k)	Aaa/AAA	649,204
	11	7.00%, 1/1/14, MBS	Aaa/AAA	11,859

1.31.10	PIMCO Strategic Global Government Fund, Inc. Annual Report	9

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2010 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
Freddie Mac (continued)
	$477	7.00%, 9/1/14, MBS (k)	Aaa/AAA	$513,455
	106	7.00%, 11/1/14, MBS (k)	Aaa/AAA	114,891
	29	7.00%, 7/1/15, MBS	Aaa/AAA	31,335
	10	7.00%, 8/1/15, MBS	Aaa/AAA	11,074
	48	7.00%, 4/1/16, MBS (k)	Aaa/AAA	52,015
	6	7.00%, 6/1/16, MBS	Aaa/AAA	6,002
	46	7.00%, 7/1/16, MBS (k)	Aaa/AAA	50,160
	12	7.00%, 11/1/16, MBS	Aaa/AAA	12,672
	39	7.00%, 3/1/17, MBS (k)	Aaa/AAA	42,346
	933	7.00%, 6/1/17, MBS (k)	Aaa/AAA	995,847
	609	7.00%, 8/1/21, MBS (k)	Aaa/AAA	654,301
	996	7.00%, 9/1/21, MBS (k)	Aaa/AAA	1,070,896
	594	7.00%, 5/15/23, CMO (k)	Aaa/AAA	617,905
	1,621	7.00%, 1/15/24, CMO (k)	Aaa/AAA	1,749,073
	86	7.00%, 3/15/24, CMO (k)	Aaa/AAA	94,823
	10	7.00%, 7/1/24, MBS	Aaa/AAA	11,255
	897	7.00%, 9/15/25, CMO (k)	Aaa/AAA	982,428
	1,208	7.00%, 7/15/27, CMO (k)	Aaa/AAA	1,286,812
	4,311	7.00%, 3/15/29, CMO (k)	Aaa/AAA	4,719,943
	120	7.00%, 3/1/31, MBS (k)	Aaa/AAA	133,507
	2,038	7.00%, 6/15/31, CMO (k)	Aaa/AAA	2,231,977
	828	7.00%, 10/1/31, MBS (k)	Aaa/AAA	919,246
	414	7.00%, 1/1/32, MBS (k)	Aaa/AAA	465,758
	25	7.00%, 3/1/32, MBS (k)	Aaa/AAA	28,588
	136	7.00%, 4/1/32, MBS (k)	Aaa/AAA	150,310
	509	7.00%, 1/1/36, MBS (k)	Aaa/AAA	564,645
	9,395	7.00%, 6/1/36, MBS (k)	Aaa/AAA	10,230,638
	988	7.00%, 7/1/36, MBS (k)	Aaa/AAA	1,076,292
	8,052	7.00%, 8/1/36, MBS (k)	Aaa/AAA	8,769,120
	5,585	7.00%, 9/1/36, MBS (k)	Aaa/AAA	6,081,972
	2,203	7.00%, 11/1/36, MBS (k)	Aaa/AAA	2,400,401
	847	7.00%, 12/1/36, MBS (k)	Aaa/AAA	921,997
	5,977	7.00%, 1/1/37, MBS (k)	Aaa/AAA	6,509,433
	959	7.00%, 2/25/43, CMO (k)	Aaa/AAA	1,064,284
	404	7.00%, 9/25/43, CMO (k)	Aaa/AAA	446,538
	129	7.00%, 10/25/43, CMO (k)	Aaa/AAA	144,041
	88	7.50%, 1/1/16, MBS (k)	Aaa/AAA	96,444
	1,325	7.50%, 5/15/24, CMO (k)	Aaa/AAA	1,391,751
	501	7.50%, 8/1/24, MBS (k)	Aaa/AAA	565,394
	4	7.50%, 6/1/25, MBS	Aaa/AAA	4,679
	25	7.50%, 12/1/25, MBS	Aaa/AAA	28,478
	7	7.50%, 1/1/26, MBS	Aaa/AAA	8,551
	17	7.50%, 2/1/26, MBS	Aaa/AAA	19,023
	26	7.50%, 3/1/26, MBS	Aaa/AAA	28,869
	37	7.50%, 4/1/26, MBS (k)	Aaa/AAA	42,337
	34	7.50%, 5/1/26, MBS	Aaa/AAA	38,617
	298	7.50%, 6/1/26, MBS (k)	Aaa/AAA	336,777
	202	7.50%, 7/1/26, MBS (k)	Aaa/AAA	228,323

10	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.10

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2010 (continued)

Principal Amount (000s)				Credit Rating (Moody’s/S&P)*	Value
Freddie Mac (continued)
	$51		7.50%, 8/1/26, MBS	Aaa/AAA	$57,886
	14		7.50%, 11/1/26, MBS	Aaa/AAA	16,137
	553		7.50%, 12/1/26, MBS (k)	Aaa/AAA	625,636
	228		7.50%, 3/15/28, CMO (k)	Aaa/AAA	258,938
	4,372		7.50%, 4/1/28, MBS (k)	Aaa/AAA	4,948,748
	162		7.50%, 2/1/30, MBS (k)	Aaa/AAA	175,513
	15		7.50%, 4/1/30, MBS	Aaa/AAA	17,161
	–	(h)	7.50%, 6/1/30, MBS	Aaa/AAA	93
	11		7.50%, 10/1/30, MBS	Aaa/AAA	12,105
	24		7.50%, 11/1/30, MBS	Aaa/AAA	27,271
	1,253		7.50%, 12/1/30, MBS (k)	Aaa/AAA	1,417,804
	811		7.50%, 5/1/32, MBS (k)	Aaa/AAA	915,807
	257		7.50%, 7/25/32, CMO, VRN (k)	Aaa/AAA	289,673
	292		7.50%, 7/1/33, MBS (k)	Aaa/AAA	318,180
	87		7.50%, 7/1/34, MBS (k)	Aaa/AAA	95,115
	825		7.50%, 3/1/37, MBS (k)	Aaa/AAA	894,739
	77		7.50%, 2/25/42, CMO (k)	Aaa/AAA	86,984
	23		8.00%, 2/15/22, CMO	Aaa/AAA	23,468
	90		8.00%, 8/15/22, CMO (k)	Aaa/AAA	99,490
	42		8.00%, 7/1/24, MBS	Aaa/AAA	48,858
	62		8.00%, 8/1/24, MBS (k)	Aaa/AAA	71,954
	787		8.00%, 12/1/26, MBS (k)	Aaa/AAA	905,138
	228		8.00%, 4/15/30, CMO (k)	Aaa/AAA	250,728
	174		8.00%, 11/1/34, MBS (k)	Aaa/AAA	189,815
	246		8.50%, 4/15/22, CMO (k)	Aaa/AAA	272,218
	529		8.50%, 10/1/30, MBS (k)	Aaa/AAA	582,227

					129,150,762

Ginnie Mae – 34.6%
	202		5.50%, 6/20/35, FRN, MBS (k)	Aaa/AAA	213,357
	30		6.00%, 4/15/29, MBS (k)	Aaa/AAA	32,494
	3		6.00%, 8/15/31, MBS	Aaa/AAA	3,094
	85		6.00%, 2/15/36, MBS (k)	Aaa/AAA	91,295
	35		6.00%, 6/15/36, MBS (k)	Aaa/AAA	37,609
	11		6.00%, 7/15/36, MBS	Aaa/AAA	11,402
	46		6.00%, 9/15/36, MBS (k)	Aaa/AAA	49,273
	76		6.00%, 10/15/36, MBS (k)	Aaa/AAA	81,108
	84		6.00%, 12/15/36, MBS (k)	Aaa/AAA	90,325
	17		6.00%, 6/15/37, MBS	Aaa/AAA	18,244
	2,379		6.00%, 7/15/37, MBS (k)	Aaa/AAA	2,544,577
	43		6.00%, 8/15/37, MBS (k)	Aaa/AAA	45,763
	48		6.00%, 11/15/37, MBS (k)	Aaa/AAA	51,596
	84		6.00%, 12/15/37, MBS (k)	Aaa/AAA	89,456
	600		6.00%, 3/15/38, MBS (k)	Aaa/AAA	643,130
	752		6.00%, 9/15/38, MBS (k)	Aaa/AAA	804,175
	1,647		6.00%, 10/15/38, MBS (k)	Aaa/AAA	1,760,260
	5,357		6.00%, 11/15/38, MBS (k)	Aaa/AAA	5,725,878
	36		6.00%, 12/15/38, MBS (k)	Aaa/AAA	38,337

1.31.10	PIMCO Strategic Global Government Fund, Inc. Annual Report	11

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2010 (continued)

Principal Amount (000s)				Credit Rating (Moody’s/S&P)*	Value
Ginnie Mae (continued)
	$14,000		6.00%, MBS, TBA (e)	Aaa/AAA	$14,947,184
	103		6.50%, 11/20/24, MBS (k)	Aaa/AAA	112,090
	1,708		6.50%, 9/15/28, MBS (k)	Aaa/AAA	1,873,128
	2,097		6.50%, 10/15/31, MBS (k)	Aaa/AAA	2,291,000
	1,463		6.50%, 1/15/32, MBS (k)	Aaa/AAA	1,592,680
	1,858		6.50%, 2/15/32, MBS (k)	Aaa/AAA	2,022,594
	993		6.50%, 4/15/32, MBS (k)	Aaa/AAA	1,080,372
	1,452		6.50%, 5/15/32, MBS (k)	Aaa/AAA	1,580,483
	73		6.50%, 6/20/32, CMO	Aaa/AAA	78,603
	135		6.50%, 9/20/34, MBS (k)	Aaa/AAA	145,420
	767		6.50%, 8/20/38, MBS (k)	Aaa/AAA	813,137
	351		6.50%, 10/20/38, MBS (k)	Aaa/AAA	372,586
	1,285		6.50%, 2/15/39, MBS (k)	Aaa/AAA	1,379,802
	68,000		6.50%, MBS, TBA (e)	Aaa/AAA	72,919,392
	3		7.00%, 4/15/24, MBS	Aaa/AAA	3,649
	29		7.00%, 7/15/25, MBS (k)	Aaa/AAA	31,938
	31		7.00%, 9/15/25, MBS	Aaa/AAA	34,640
	22		7.00%, 11/15/25, MBS	Aaa/AAA	24,435
	11		7.00%, 12/15/25, MBS	Aaa/AAA	11,898
	40		7.00%, 3/15/26, MBS (k)	Aaa/AAA	44,119
	10		7.00%, 4/15/26, MBS	Aaa/AAA	11,502
	2		7.00%, 5/15/26, MBS	Aaa/AAA	2,316
	55		7.00%, 6/15/26, MBS (k)	Aaa/AAA	61,198
	4,135		7.00%, 3/20/31, CMO (k)	Aaa/AAA	4,506,709
	26		7.25%, 7/16/28, CMO	Aaa/AAA	26,502
	6		7.50%, 1/15/17, MBS	Aaa/AAA	6,583
	6		7.50%, 2/15/17, MBS	Aaa/AAA	6,492
	4		7.50%, 3/15/17, MBS	Aaa/AAA	4,617
	3		7.50%, 4/15/17, MBS	Aaa/AAA	3,395
	8		7.50%, 5/15/17, MBS	Aaa/AAA	8,723
	3		7.50%, 7/15/17, MBS	Aaa/AAA	2,833
	1		7.50%, 6/15/23, MBS	Aaa/AAA	934
	11		7.50%, 10/15/25, MBS	Aaa/AAA	12,297
	–	(h)	7.50%, 2/15/26, MBS	Aaa/AAA	454
	160		7.50%, 3/15/26, MBS (k)	Aaa/AAA	181,418
	153		7.50%, 6/20/26, CMO (k)	Aaa/AAA	166,593
	298		7.50%, 9/15/26, MBS (k)	Aaa/AAA	336,467
	10		7.50%, 12/15/26, MBS	Aaa/AAA	11,368
	4		7.50%, 1/15/27, MBS	Aaa/AAA	3,959
	4		7.50%, 2/15/27, MBS	Aaa/AAA	4,717
	70		7.50%, 3/15/27, MBS (k)	Aaa/AAA	78,850
	298		7.50%, 4/15/27, MBS (k)	Aaa/AAA	336,690
	10		7.50%, 5/15/27, MBS	Aaa/AAA	11,521
	114		7.50%, 6/15/27, MBS (k)	Aaa/AAA	128,821
	185		7.50%, 7/15/27, MBS (k)	Aaa/AAA	208,498
	51		7.50%, 8/15/27, MBS (k)	Aaa/AAA	58,069
	62		7.50%, 12/15/27, MBS (k)	Aaa/AAA	69,988
	353		7.50%, 1/15/28, MBS (k)	Aaa/AAA	398,287

12	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.10

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2010 (continued)

Principal Amount (000s)				Credit Rating (Moody’s/S&P)*	Value
Ginnie Mae (continued)
	$89		7.50%, 2/15/28, MBS (k)	Aaa/AAA	$101,085
	168		7.50%, 1/15/29, MBS (k)	Aaa/AAA	190,443
	207		7.50%, 2/15/29, MBS (k)	Aaa/AAA	234,042
	179		7.50%, 3/15/29, MBS (k)	Aaa/AAA	201,956
	5		8.00%, 6/15/16, MBS	Aaa/AAA	5,123
	–	(h)	8.00%, 7/15/16, MBS	Aaa/AAA	213
	11		8.00%, 1/15/17, MBS	Aaa/AAA	11,735
	2		8.00%, 2/15/17, MBS	Aaa/AAA	2,533
	12		8.00%, 3/15/17, MBS	Aaa/AAA	13,849
	21		8.00%, 4/15/17, MBS	Aaa/AAA	22,963
	15		8.00%, 5/15/17, MBS	Aaa/AAA	16,725
	8		8.00%, 6/15/17, MBS	Aaa/AAA	9,465
	11		8.00%, 7/15/17, MBS	Aaa/AAA	12,661
	1		8.00%, 1/15/20, MBS	Aaa/AAA	613
	–	(h)	8.00%, 5/15/21, MBS	Aaa/AAA	403
	7		8.00%, 11/15/21, MBS	Aaa/AAA	7,696
	5		8.00%, 12/15/21, MBS	Aaa/AAA	5,573
	9		8.00%, 4/15/22, MBS	Aaa/AAA	9,946
	1		8.00%, 5/15/22, MBS	Aaa/AAA	630
	7		8.00%, 11/15/22, MBS	Aaa/AAA	8,107
	387		8.00%, 3/20/30, CMO (k)	Aaa/AAA	427,231
	–	(h)	8.50%, 10/15/16, MBS	Aaa/AAA	256
	–	(h)	8.50%, 5/15/22, MBS	Aaa/AAA	236
	1		8.50%, 1/15/23, MBS	Aaa/AAA	1,070
	8		8.50%, 4/15/23, MBS	Aaa/AAA	9,252
	2		8.50%, 8/15/30, MBS	Aaa/AAA	2,856
	12		8.50%, 2/15/31, MBS	Aaa/AAA	13,812
	16		9.00%, 6/15/16, MBS	Aaa/AAA	17,321
	41		9.00%, 11/15/16, MBS (k)	Aaa/AAA	45,212
	68		9.00%, 12/15/16, MBS (k)	Aaa/AAA	75,885
	35		9.00%, 9/15/17, MBS (k)	Aaa/AAA	38,655
	57		9.00%, 12/15/17, MBS (k)	Aaa/AAA	64,203
	65		9.00%, 3/15/18, MBS (k)	Aaa/AAA	73,438
	48		9.00%, 5/15/18, MBS (k)	Aaa/AAA	54,389
	22		9.00%, 6/15/18, MBS	Aaa/AAA	24,945
	238		9.00%, 10/15/19, MBS (k)	Aaa/AAA	270,609
	167		9.00%, 11/15/19, MBS (k)	Aaa/AAA	190,115
	87		9.00%, 1/15/20, MBS (k)	Aaa/AAA	99,131

					122,604,701

Small Business Administration Participation Certificates – 8.5%
	664		4.625%, 2/1/25, ABS	Aaa/AAA	697,722
	717		4.754%, 8/10/14, ABS	Aaa/AAA	753,211
	829		5.038%, 3/10/15, ABS	Aaa/AAA	877,227
	1,645		5.51%, 11/1/27, ABS	Aaa/AAA	1,787,279
	16,405		5.60%, 9/1/28, ABS	Aaa/AAA	17,774,754
	5,563		5.72%, 1/1/29, ABS	Aaa/AAA	6,113,039
	170		5.78%, 8/1/27, ABS	Aaa/AAA	183,023

1.31.10	PIMCO Strategic Global Government Fund, Inc. Annual Report	13

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2010 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
Small Business Administration Participation Certificates (continued)
	$158	5.82%, 7/1/27, ABS	Aaa/AAA	$174,212
	132	6.30%, 7/1/13	Aaa/AAA	137,106
	362	6.30%, 6/1/18	Aaa/AAA	393,946
	449	6.344%, 8/1/11	Aaa/AAA	473,004
	151	6.40%, 8/1/13	Aaa/AAA	155,877
	455	6.64%, 2/1/11	Aaa/AAA	477,160
	51	7.20%, 6/1/17	Aaa/AAA	56,255
	33	7.70%, 7/1/16	Aaa/AAA	36,769

				30,090,584

Vendee Mortgage Trust – 2.0%
	492	6.50%, 3/15/29, CMO (k)	Aaa/AAA	527,900
	100	6.75%, 2/15/26, CMO	Aaa/AAA	109,124
	224	6.75%, 6/15/26, CMO (k)	Aaa/AAA	241,998
	5,992	7.50%, 9/15/30, CMO (k)	Aaa/AAA	6,271,470

				7,150,492

Total U.S. Government Agency Securities (cost-$513,844,223)				530,738,362

CORPORATE BONDS & NOTES – 44.6%
Airlines – 3.0%
	3,000	American Airlines, Inc., 10.50%, 10/15/12 (a)(d)(k)	B2/B	3,142,500
	1,074	Northwest Airlines, Inc., 1.019%, 5/20/14, FRN (MBIA) (k)	Baa2/BBB-	921,243
	2,669	United Air Lines Pass Through Trust, 6.636%, 1/2/24 (k)	Ba1/BB+	2,301,642
		United Air Lines, Inc. (k),
	1,000	9.75%, 1/15/17	Ba1/BBB	1,050,000
	3,000	10.40%, 5/1/18	Ba1/BBB	3,232,500

				10,647,885

Banking – 7.1%
	3,000	American Express Bank FSB, 0.361%, 5/29/12, FRN (k)	A2/BBB+	2,943,675
	£1,100	Barclays Bank PLC, 14.00%, 6/15/19 (i)	Baa2/BBB+	2,242,959
	$5,900	Rabobank Nederland NV, 11.00%, 6/30/19 (a)(d)(i)(k)	Aa2/AA-	7,562,189
	12,000	Regions Financial Corp., 7.75%, 11/10/14 (k)	Baa3/BBB	12,416,820

				25,165,643

Drugs & Medical Products – 0.3%
	1,000	CVS Pass-Through Trust, 7.507%, 1/10/32 (a)(d)(k)	Baa2/BBB+	1,080,608

Financial Services – 24.8%
	1,800	C10 Capital SPV Ltd., 6.722%, 12/31/16 (i)	NR/B-	1,277,930
		CIT Group, Inc.,
	335	7.00%, 5/1/13	NR/NR	307,993
	502	7.00%, 5/1/14	NR/NR	451,317
	502	7.00%, 5/1/15	NR/NR	438,763
	837	7.00%, 5/1/16	NR/NR	721,858
	1,172	7.00%, 5/1/17	NR/NR	1,003,280
		Citigroup, Inc. (k),
	9,000	5.00%, 9/15/14	Baa1/A-	8,821,116
	10,000	5.625%, 8/27/12	Baa1/A-	10,504,710

14	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.10

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2010 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
Financial Services (continued)
	$2,500	Credit Agricole S.A., 6.637%, 5/31/17 (a)(d)(i)	Aa3/A-	$2,190,625
		Ford Motor Credit Co. LLC,
	4,700	7.25%, 10/25/11	B3/B-	4,759,347
	10,000	8.70%, 10/1/14 (k)	B3/B-	10,358,180
	£3,000	General Electric Capital Corp., 6.50%, 9/15/67, FRN	Aa3/A+	4,101,502
		GMAC, Inc. (k),
	$3,000	6.00%, 12/15/11	Ca/B	2,934,540
	1,250	6.625%, 5/15/12	Ca/B	1,229,759
	3,000	6.75%, 12/1/14	Ca/B	2,917,584
	4,000	6.875%, 8/28/12	Ca/B	3,948,244
	9,763	International Lease Finance Corp., 5.75%, 6/15/11 (k)	B1/BB+	9,154,902
	4,000	Merrill Lynch & Co., Inc., 0.711%, 1/15/15, FRN (k)	A2/A	3,782,300
		Morgan Stanley,
	8,000	6.625%, 10/18/16, FRN (k)	A2/A	7,340,848
	AUD 2,700	4.388%, 3/1/13, FRN	A2/A	2,290,532
	$1,000	6.625%, 4/1/18 (k)	A2/A	1,095,889
		SLM Corp.,
	€1,000	0.964%, 11/15/11, FRN	Ba1/BBB-	1,320,453
	$570	1.867%, 2/1/14, FRN (k)	Ba1/BBB-	470,883
	€1,500	3.125%, 9/17/12	Ba1/BBB-	1,886,858
	€2,000	4.75%, 3/17/14	Ba1/BBB-	2,488,012
	$1,800	UBS AG, 5.875%, 12/20/17	Aa3/A+	1,902,703

				87,700,128

Healthcare & Hospitals – 0.4%
	1,500	HCA, Inc., 9.00%, 12/15/14	Caa1/B-	1,500,442

Insurance – 6.3%
		American International Group, Inc.,
	1,000	0.361%, 10/18/11, FRN (k)	A3/A-	910,736
	1,000	5.85%, 1/16/18 (k)	A3/A-	804,474
	14,275	8.175%, 5/15/68, (converts to FRN on 5/15/38) (k)	Ba2/BBB	9,707,000
	9,700	8.25%, 8/15/18 (k)	A3/A-	8,918,296
	£1,750	8.625%, 5/22/68, (converts to FRN on 5/22/18)	Ba2/BBB	1,892,835

				22,233,341

Oil & Gas – 2.3%
		Gaz Capital S.A.,
	€1,000	5.875%, 6/1/15 (a)(d)	Baa1/BBB	1,437,765
	$3,000	8.625%, 4/28/34	Baa1/BBB	3,356,250
	2,000	Morgan Stanley Bank AG for OAO Gazprom, 9.625%, 3/1/13	Baa1/BBB	2,257,200
	1,250	Ras Laffan Liquefied Natural Gas Co., Ltd. III, 6.332%, 9/30/27 (b)	Aa2/A	1,262,949

				8,314,164

Paper/Paper Products – 0.4%
	1,500	Verso Paper Holdings LLC, 9.125%, 8/1/14 (k)	B2/B-	1,423,125

Total Corporate Bonds & Notes (cost-$134,406,394)				158,065,336

1.31.10	PIMCO Strategic Global Government Fund, Inc. Annual Report	15

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2010 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
MORTGAGE-BACKED SECURITIES – 33.1%
	$1,018	Bear Stearns Alt-A Trust, 6.25%, 8/25/36, CMO, VRN	Caa2/CCC	$676,543
	53	Citigroup Mortgage Loan Trust, Inc., 7.00%, 9/25/33, CMO	Aaa/NR	52,659
		Countrywide Alternative Loan Trust, CMO,
	1,840	6.25%, 8/25/37	Caa1/CCC	968,964
	2,453	6.50%, 7/25/35	Ba1/B	1,403,717
		Countrywide Home Loan Mortgage Pass Through Trust, CMO,
	1,532	3.768%, 8/25/34, FRN	A1/AA	998,298
	4,453	7.50%, 11/25/34 (a)(d)	Baa1/NR	4,293,741
	853	7.50%, 6/25/35 (a)(d)	B1/AAA	796,736
		Credit Suisse First Boston Mortgage Securities Corp., CMO,
	643	0.881%, 3/25/34, FRN	Aa2/AA+	549,429
	1,410	7.00%, 2/25/34	Aa2/AAA	1,270,909
	6,000	Credit Suisse Mortgage Capital Certificates,
		0.403%, 10/15/21, CMO, FRN (a)(d)	Aa1/AAA	4,951,401
	€2,911	DECO Series, 0.829%, 10/27/20, CMO, FRN	Aaa/AAA	3,014,812
	€163	EMF-NL, 1.58%, 10/17/39, CMO, FRN (g)	NR/AAA	215,345
	$830	GMAC Mortgage Corp. Loan Trust, 5.224%, 8/19/34, CMO, FRN	Aa2/AAA	374,494
	3,957	GSAA Trust, 6.00%, 4/1/34, CMO	Aa1/AAA	3,761,690
		GSMPS Mortgage Loan Trust, CMO (a)(d),
	5,103	7.00%, 6/25/43	NR/NR	4,936,683
	127	7.50%, 6/19/27, VRN	NR/NR	122,682
	1,851	8.00%, 9/19/27, VRN	NR/NR	1,868,068
		GSR Mortgage Loan Trust, CMO,
	1,217	0.561%, 12/25/34, FRN	Aa2/AAA	947,363
	619	0.571%, 12/25/34, FRN	Aa1/NR	450,949
	8,973	5.232%, 11/25/35, VRN	NR/AAA	8,227,321
	5,000	5.50%, 11/25/35	NR/B-	3,022,191
	2,349	6.50%, 1/25/34	NR/AAA	2,396,914
	3,620	Harborview Mortgage Loan Trust, 0.603%, 10/19/33, CMO, FRN	Aaa/AAA	3,076,464
	5,000	JPMorgan Chase Commercial Mortgage Securities Corp.,
		0.683%, 7/15/19, CMO, FRN (a)(d)	Aa2/NR	3,713,754
	4,965	Luminent Mortgage Trust, 0.401%, 12/25/36, CMO, FRN	B2/B+	2,635,955
	2,125	MASTR Adjustable Rate Mortgage Trust, 4.099%, 10/25/34, CMO, VRN	NR/A	1,723,420
		MASTR Alternative Loans Trust, CMO,
	1,639	6.50%, 3/25/34	Aaa/AAA	1,525,973
	142	7.00%, 4/25/34	Aaa/AAA	127,861
		MASTR Reperforming Loan Trust, CMO (a)(d),
	3,463	7.00%, 5/25/35	Ba3/AAA	3,276,498
	5,054	7.50%, 7/25/35	Ba3/AAA	4,516,192
		Nomura Asset Acceptance Corp., CMO (a)(d),
	2,836	7.00%, 10/25/34	A1/AAA	2,724,748
	3,986	7.50%, 3/25/34	Aa3/AAA	3,919,267
	8,508	7.50%, 10/25/34	A1/AAA	8,142,922
		Residential Accredit Loans, Inc., CMO,
	4,205	0.411%, 6/25/46, FRN	Caa1/CCC	1,584,329
	5,028	6.00%, 8/25/35	NR/B-	3,775,747

16	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.10

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2010 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
		Residential Asset Mortgage Products, Inc., CMO,
	$120	6.50%, 11/25/31	NR/AAA	$116,514
	1,138	7.00%, 8/25/16	NR/AAA	1,147,487
	1,280	8.50%, 10/25/31	Aa2/AAA	1,223,067
	1,813	8.50%, 11/25/31	NR/AAA	1,673,623
	2,325	Sequoia Mortgage Trust, 0.431%, 7/20/36, CMO, FRN	Ba3/AAA	1,918,902
	664	Structured Adjustable Rate Mortgage Loan Trust,
		3.257%, 3/25/34, CMO, VRN	Aa2/AAA	596,367
	6,587	Structured Asset Mortgage Investments, Inc.,
		2.044%, 8/25/47, CMO, FRN	B2/CCC	3,686,595
	6,099	Structured Asset Securities Corp., 7.50%, 10/25/36, CMO (a)(d)	B3/AAA	5,501,555
	5,000	Wachovia Bank Commercial Mortgage Trust, 0.353%, 9/15/21, CMO, FRN (a)(d)	A1/A+	3,710,678
	575	WaMu Mortgage Pass Through Certificates, 4.663%, 5/25/35, CMO, VRN	NR/BB+	481,834
		Washington Mutual MSC Mortgage Pass Through Certificates, CMO,
	2,737	6.50%, 8/25/34	NR/AAA	2,600,271
	972	7.00%, 3/25/34	NR/AAA	991,383
	2,246	7.50%, 4/25/33	NR/AAA	2,297,787
		Wells Fargo Mortgage Backed Securities Trust, CMO, VRN,
	3,056	3.238%, 5/25/35	Aa2/AAA	2,653,936
	655	3.305%, 6/25/35	A1/AAA	611,628
	374	5.236%, 4/25/36	NR/B	336,596
	1,700	Wells Fargo Mortgage-Backed Securities Trust,
		3.094%, 6/25/35, CMO, FRN	NR/AAA	1,510,560

Total Mortgage-Backed Securities (cost-$128,365,739)				117,102,822

SOVEREIGN DEBT OBLIGATIONS – 29.4%
Germany – 28.8%
	€68,660	Bundesrepublik Deutschland, 3.75%, 1/4/15, Ser. 04	Aaa/AAA	101,923,525

Tunisia – 0.6%
	$2,000	Banque Centrale de Tunisie, 7.375%, 4/25/12	Baa2/BBB	2,200,000

Total Sovereign Debt Obligations (cost-$111,188,066)				104,123,525

ASSET-BACKED SECURITIES – 1.8%
	966	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	Caa2/NR	786,790
		Ameriquest Mortgage Securities, Inc., FRN (f),
	2,152	3.756%, 11/25/32	Ca/D	202,953
	904	5.856%, 2/25/33	Ca/D	83,183
		Conseco Finance Securitizations Corp.,
	709	7.96%, 2/1/32	Ca/CCC-	606,823
	353	7.97%, 5/1/32	Ca/CCC-	268,821
		Conseco Financial Corp.,
	303	6.53%, 2/1/31, VRN	NR/B-	244,387

1.31.10	PIMCO Strategic Global Government Fund, Inc. Annual Report	17

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2010 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
	$461	7.05%, 1/15/27	B3/B	$346,507
	CAD 800	Ford Auto Securitization Trust, 4.817%, 10/15/12 (a)(d)	NR/AAA	782,435
	$1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26, VRN	Ca/NR	893,350
	2,444	Morgan Stanley ABS Capital I, 0.411%, 1/25/36, FRN	Baa2/B-	2,174,460
	49	Oakwood Mortgage Investors, Inc., 0.463%, 5/15/13, FRN	Caa1/BB-	34,776
	36	Residential Asset Mortgage Products, Inc., 8.50%, 12/25/31	NR/AAA	34,636

Total Asset-Backed Securities (cost-$7,522,898)				6,459,121

SENIOR LOANS (a)(c) – 1.2%
Financial Services – 1.2%
	2,302	Chrysler Financial Corp., 4.24%, 8/3/12, Term B		2,267,544
	2,000	CIT Group, Inc., 9.75%, 1/18/12, Term A		2,048,126

Total Senior Loans (cost-$4,148,133)				4,315,670

MUNICIPAL BONDS – 0.5%
West Virginia – 0.5%
	1,920	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost-$1,805,932)	Baa3/BBB	1,550,630

Shares
COMMON STOCK – 0.3%
Energy – 0.0%
	3,881	Semgroup Corp. (j)		92,180

Financial Services – 0.3%
	28,814	CIT Group, Inc. (j)		916,861

Total Common Stock (cost-$606,655)				1,009,041

Units
WARRANTS – 0.0%
Energy – 0.0%
	4,086	Semgroup Corp., expires 11/14/30 (j) (cost-$18,385)		21,449

Principal Amount (000s)
SHORT-TERM INVESTMENTS – 5.7%
Corporate Notes – 3.7%
Financial Services – 3.7%
		International Lease Finance Corp.,
	$200	0.482%, 5/24/10, FRN	B1/BB+	196,081
	2,400	4.875%, 9/1/10 (k)	B1/BB+	2,339,847
	8,460	5.00%, 4/15/10 (k)	B1/BB+	8,404,680
	1,300	5.125%, 11/1/10	B1/BB+	1,262,669
	1,000	SLM Corp., 0.470%, 12/15/10, FRN (k)	Ba1/BBB-	933,344

				13,136,621

18	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.10

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2010 (continued)

Principal Amount (000s)				Credit Rating (Moody’s/S&P)*	Value
Oil & Gas – 0.0%
	$80		Pemex Project Funding Master Trust, 9.125%, 10/13/10	Baa1/BBB	$84,312

Total Corporate Notes (cost-$13,009,839)					13,220,933

Repurchase Agreements – 1.7%
	3,300		Deutsche Bank Securities, Inc., dated 1/29/10, 0.10%, due 2/1/10, proceeds $3,300,028; collateralized by U.S. Treasury Bond, 4.375%, due 11/15/39, valued at $3,384,587 including accrued interest		3,300,000
	2,735		State Street Bank & Trust Co., dated 1/29/10, 0.01%, due 2/1/10, proceeds $2,735,002; collateralized by U.S. Treasury Bills, zero coupon, due 2/11/10, valued at $2,790,000		2,735,000

Total Repurchase Agreements (cost-$6,035,000)					6,035,000

U.S. Government Agency Securities – 0.3%
			Freddie Mac, MBS,
	–	(h)	7.00%, 8/1/10	Aaa/AAA	70
	1		7.00%, 1/1/11	Aaa/AAA	957
			Small Business Administration Participation Certificates,
	689		7.449%, 8/1/10	Aaa/AAA	708,965
	193		8.017%, 2/10/10, ABS	Aaa/AAA	193,736

Total U.S. Government Agency Securities (cost-$888,976)					903,728

Total Short-Term Investments (cost-$19,933,815)					20,159,661

Total Investments (cost-$921,840,240) – 266.5%					943,545,617
Liabilities in excess of other assets – (166.5)%					(589,428,985)

Net Assets – 100%					$354,116,632

1.31.10	PIMCO Strategic Global Government Fund, Inc. Annual Report	19

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments
January 31, 2010 (continued)

Notes to Schedule of Investments:

*	Unaudited
(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $72,986,717, representing 20.6% of net assets.
(b)	Illiquid.
(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on January 31, 2010.
(d)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	When-issued or delayed-delivery. To be settled/delivered after January 31, 2010.
(f)	In default.
(g)	Fair-Valued – Securities with an aggregate value of $3,656,683, representing 1.0% of net assets. See Note 1(b) in the Notes to Financial Statements.
(h)	Principal amount less than $500.
(i)	Perpetual maturity. Maturity date shown is the first call date. Interest rate is fixed until the first call date and variable thereafter.
(j)	Non-income producing.
(k)	All or partial amount segregated as collateral for reverse repurchase agreements.

Glossary:

ABS	-	Asset-Backed Securities
AUD	-	Australian Dollar
	£-	British Pound
CAD	-	Canadian Dollar
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on January 31, 2010.
LIBOR	-	London Inter-Bank Offered Rate
MBIA	-	insured by Municipal Bond Investors Assurance
MBS	-	Mortgage-Backed Securities
NR	-	Not Rated
TBA	-	To Be Announced
VRN	-	Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on January 31, 2010.

20	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.10	See accompanying Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc. Statement of Assets and Liabilities
January 31, 2010

Assets:
Investments, at value (cost-$921,840,240)	$943,545,617
Cash (including foreign currency of $610,889 with a cost of $610,410)	770,326
Interest receivable	6,662,763
Unrealized appreciation of swaps	4,335,221
Unrealized appreciation of forward foreign currency contracts	2,512,872
Swap premiums paid	869,200
Receivable for investments sold	24,545
Prepaid expenses and other assets	5,601
Total Assets	958,726,145

Liabilities:
Payable for reverse repurchase agreements	443,965,564
Payable for investments purchased	151,694,958
Dividends payable to shareholders	2,520,920
Payable to broker for cash collateral	2,396,000
Swap premiums received	2,030,540
Unrealized depreciation of swaps	1,390,176
Investment management fees payable	251,921
Interest payable for reverse repurchase agreements	75,299
Payable to broker	46,246
Accrued expenses and other liabilities	237,889
Total Liabilities	604,609,513
Net Assets	$354,116,632

Composition of Net Assets :
Common Stock:
Par value ($0.00001 per share, applicable to 39,018,802 shares issued and outstanding)	$390
Paid-in-capital in excess of par	421,836,822
Undistributed net investment income	6,713,098
Accumulated net realized loss	(101,578,388)
Net unrealized appreciation of investments, swaps and foreign currency transactions	27,144,710
Net Assets	$354,116,632
Net Asset Value Per Share	$9.08

See accompanying Notes to Financial Statements	1.31.10	PIMCO Strategic Global Government Fund, Inc. Annual Report	21

PIMCO Strategic Global Government Fund, Inc. Statement of Operations
Year ended January 31, 2010

Investment Income:
Interest	$48,573,175

Expenses:
Investment management fees	2,669,131
Interest expense	1,835,479
Custodian and accounting agent fees	238,142
Shareholder communications	145,541
Audit and tax services	94,688
Transfer agent fees	41,335
Directors’ fees and expenses	30,716
New York Stock Exchange listing fees	30,531
Legal fees	18,468
Insurance expense	12,022
Miscellaneous	4,195
Total expenses	5,120,248

Net Investment Income	43,452,927

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	8,027,973
Swaps	(3,777,587)
Foreign currency transactions	4,632,128
Net change in unrealized appreciation/depreciation of:
Investments	56,060,696
Swaps	3,156,621
Foreign currency transactions	2,020,550
Net realized and change in unrealized gain on investments, swaps and foreign currency transactions	70,120,381
Net Increase in Net Assets Resulting from Investment Operations	$113,573,308

22	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.10	See accompanying Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc. Statement of Changes in Net Assets

	Year ended January 31,
	2010	2009
Investment Operations:
Net investment income	$43,452,927	$33,493,117
Net realized gain on investments, futures contracts, swaps and foreign currency transactions	8,882,514	5,324,449
Net change in unrealized appreciation/depreciation of investments, futures contracts, swaps and foreign currency transactions	61,237,867	(83,821,293)
Net increase (decrease) in net assets resulting from investment operations	113,573,308	(45,003,727)
Dividends to Shareholders from Net Investment Income	(51,619,448)	(46,174,878)
Capital Share Transactions:
Reinvestment of dividends	6,102,108	6,070,778
Total increase (decrease) in net assets	68,055,968	(85,107,827)

Net Assets:
Beginning of year	286,060,664	371,168,491
End of year (including undistributed net investment income of $6,713,098 and $2,811,965, respectively)	$354,116,632	$286,060,664

Shares Issued in Reinvestment of Dividends	655,531	637,737

See accompanying Notes to Financial Statements	1.31.10	PIMCO Strategic Global Government Fund, Inc. Annual Report	23

PIMCO Strategic Global Government Fund, Inc. Statement of Cash Flows
Year ended January 31, 2010

Decrease in Cash from:
Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$113,573,308

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash used For Operating Activities:
Purchases of long-term investments	(1,948,739,239)
Proceeds from sales of long-term investments	1,736,030,079
Sales of short-term portfolio investments, net	11,990,089
Net change in unrealized appreciation/depreciation of investments, swaps and foreign currency transactions	(61,237,867)
Net realized gain on investments, swaps and foreign currency transactions	(8,882,514)
Net amortization on investments	(6,618,987)
Decrease in receivable for investments sold	85,253,544
Increase in interest receivable	(360,903)
Decrease in receivable for principal paydowns	47,569
Decrease in prepaid expenses and other assets	249
Decrease in payable for investments purchased	(8,310,203)
Net cash provided by currency transactions	4,637,446
Increase in investment management fees payable	47,146
Decrease in payable to broker	(2,354,422)
Decrease in interest payable for reverse repurchase agreements	(8,005)
Increase in payable to broker for cash collateral	1,491,000
Periodic and termination payments of swaps, net	(29,583,755)
Decrease in accrued expenses and other liabilities	(56,367)
Net cash used for operating activities*	(113,081,832)

Cash Flows provided by Financing Activities:
Increase in payable for reverse repurchase agreements	146,035,252
Cash dividends paid (excluding reinvestment of dividends of $6,102,108)	(45,475,623)
Net cash provided by financing activities	100,559,629

Net decrease in cash	(12,522,203)
Cash at beginning of year	13,292,529
Cash at end of year	$770,326

*	Included in operating expenses is cash paid by the Fund for interest primarily on reverse repurchase agreements of $1,843,483

24	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.10	See accompanying Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2010

1. Organization and Significant Accounting Policies

PIMCO Strategic Global Government Fund, Inc. (the “Fund”) commenced operations on February 24, 1994. The Fund is organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended (the “Act”), as a closed-end, non-diversified, management investment company. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s Investment Manager and is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has 500 million of $0.00001 par value per share of common stock authorized.

The Fund’s primary investment objective is to generate, over time, a level of income higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, the Fund seeks to maintain volatility in the net asset value of the shares of the Fund comparable to that of high quality, intermediate-term U.S. debt securities. There is no guarantee that the Fund will meet its stated objective.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Directors, or persons acting at their discretion pursuant to procedures established by the Board of Directors, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of

1.31.10	PIMCO Strategic Global Government Fund, Inc. Annual Report	25

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2010

1. Organization and Significant Accounting Policies (continued)

(a) Valuation of Investments (continued)

securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the fiscal year ended January 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

26	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.10

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2010

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements (continued)

A summary of the inputs used at January 31, 2010 in valuing the Fund’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/10
Investments in Securities – Assets
U.S. Government Agency Securities	—	$527,297,024	$3,441,338	$530,738,362
Corporate Bonds & Notes:
Airlines	—	3,142,500	7,505,385	10,647,885
All Other	—	147,417,451	—	147,417,451
Mortgaged-Backed Securities	—	116,887,477	215,345	117,102,822
Sovereign Debt Obligations	—	104,123,525	—	104,123,525
Asset-Backed Securities	—	6,459,121	—	6,459,121
Senior Loans	—	4,315,670	—	4,315,670
Municipal Bonds	—	1,550,630	—	1,550,630
Common Stock	$916,861	—	92,180	1,009,041
Warrants	—	—	21,449	21,449
Short-Term Investments	—	20,159,661	—	20,159,661

Total Investments in Securities – Assets	$916,861	$931,353,059	$11,275,697	$943,545,617

Other Financial Instruments*	—	$5,457,917	—	$5,457,917

Total Investments	$916,861	$936,810,976	$11,275,697	$949,003,534

*	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the fiscal year ended January 31, 2010, was as follows:

	Beginning Balance 1/31/09	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers in and/or out of Level 3	Ending Balance 1/31/10
Investments in Securities – Assets
U.S. Government Agency Securities	$181,764	$3,210,766	$952	$718	$47,138	—	$3,441,338
Corporate Bonds & Notes:
Airlines	—	4,715,722	27,612	8,024	786,643	$1,967,384	7,505,385
Mortgaged-Backed Securities	—	225,860	82	745	(11,342)	—	215,345
Common Stock	—	100,913	—	—	(8,733)	—	92,180
Warrants	—	18,385	—	—	3,064	—	21,449

Total Investments	$181,764	$8,271,646	$28,646	$9,487	$816,770	$1,967,384	$11,275,697

The net change in unrealized appreciation/depreciation of investments and other financial instruments, which the Fund held at January 31, 2010, was $780,153. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

1.31.10	PIMCO Strategic Global Government Fund, Inc. Annual Report	27

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2010

1. Organization and Significant Accounting Policies (continued)

In January of 2010, the Financial Accounting Standards Board released ASU 2010-06, “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 is effective for annual and interim reporting periods beginning after December 15, 2009. At this time, Fund Management is in the process of reviewing ASU 2010-06 to determine future applicability.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at January 31, 2010. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Fund declares dividends from net investment income monthly to shareholders. Distributions of net realized capital gains, if any, are paid annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations

28	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.10

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2010

1. Organization and Significant Accounting Policies (continued)

(f) Foreign Currency Translation (continued)

in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Fund purchases assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Mortgage Dollar Rolls

Mortgage dollar rolls involve the Fund selling securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest and maturity) securities on a specified future date. The difference between the selling price and future purchase price is an adjustment to interest income on the Statement of Operations. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for rolls as financing transactions. The Fund’s dollar roll transactions are intended to enhance the Fund’s yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. At January 31, 2010, $64,651 in dollar roll commitments were outstanding.

(i) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(j) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse

1.31.10	PIMCO Strategic Global Government Fund, Inc. Annual Report	29

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2010

1. Organization and Significant Accounting Policies (continued)

(j) Reverse Repurchase Agreements (continued)

repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(k) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(l) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may have made it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(m) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

30	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.10

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2010

1. Organization and Significant Accounting Policies (continued)

(n) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund.

(o) Interest Expense

Interest expense relates primarily to the Fund’s liability in connection with reverse repurchase agreements. Interest expense is recorded as it is incurred.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (credit/counterparty risk). The Fund is exposed to various risks such as, but not limited to, interest rate, foreign currency and credit/counterparty risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subjected to elements of risk not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The Fund is exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

1.31.10	PIMCO Strategic Global Government Fund, Inc. Annual Report	31

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2010

2. Principal Risk (continued)

Similar to credit risk, the Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s sub-adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Fund is also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provision for, initiation, income payments, events of default, and maintenance of collateral.

The credit risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to credit risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (“SIPA”) was commenced with respect to Lehman Brothers Inc. (“SLH”), a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of SLH. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. (“LBSF”) filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Fund had credit default swap agreements, securities transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. On September 23, 2009, LBSF returned all cash collateral to the Fund and the Fund paid all outstanding liabilities owed. Losses for derivatives transactions associated with LBSF have been incorporated as net realized loss on the

32	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.10

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2010

2. Principal Risk (continued)

Statement of Operations of the Fund. Remaining balances due to SLH are included in the payable to broker on the Statement of Assets and Liabilities of the Fund.

3. Financial Derivative Instruments

Disclosure about derivative instruments and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivative instruments, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Fund may sometimes use derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment. Derivative notional amounts and values as of January 31, 2010, which are disclosed in the accompanying Notes to the Financial Statements, are indicative of the volume of the Fund’s derivatives activities over the reporting period.

(a) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund enters into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund also enters into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized gain (loss) reflected in the Fund’s Statement of Assets and Liabilities.

(b) Futures Contracts

The Fund uses futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

(c) Option Transactions

The Fund purchases and writes (sells) put and call options on securities for hedging purposes, risk management purposes or otherwise as part of its investment strategies. The risk associated with

1.31.10	PIMCO Strategic Global Government Fund, Inc. Annual Report	33

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2010

3. Financial Derivative Instruments (continued)

(c) Option Transactions (continued)

purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as options written in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

(d) Swap Agreements

Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund enters into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Fund’s Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements—Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the

34	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.10

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2010

3. Financial Derivative Instruments (continued)

(d) Swap Agreements (continued)

referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund uses credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund uses credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down,

1.31.10	PIMCO Strategic Global Government Fund, Inc. Annual Report	35

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2010

3. Financial Derivative Instruments (continued)

(d) Swap Agreements (continued)

principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Fund bears exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund uses credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed later in the Notes to Financial Statements (see 5(a)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of January 31, 2010 for which the Fund is the seller of protection are disclosed later in the Notes to Financial Statements (see 5(a)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements—Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate,

36	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.10

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2010

3. Financial Derivative Instruments (continued)

(d) Swap Agreements (continued)

or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Fair Value of Derivative Instruments at January 31, 2010

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure.

The effect of derivative instruments on the Fund’s Statement of Assets and Liabilities at January 31, 2010:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset Derivatives:
Unrealized appreciation on swaps	$17,025	$4,318,196	—	$4,335,221
Unrealized appreciation of forward foreign currency contracts	—	—	$2,512,872	2,512,872

Total Asset Derivatives	$17,025	$4,318,196	$2,512,872	$6,848,093

Liability Derivatives:
Unrealized depreciation on swaps	$(1,110,313)	$(279,863)	—	$(1,390,176)

1.31.10	PIMCO Strategic Global Government Fund, Inc. Annual Report	37

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2010

3. Financial Derivative Instruments (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended January 31, 2010:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Realized Gain (Loss) on:
Investments (options purchased)	$(6,969)	—	—	$(6,969)
Swaps	768,574	$(4,546,161)	—	(3,777,587)
Foreign currency transactions	—	—	$5,018,374	5,018,374

Total Realized Gain (Loss)	$761,605	$(4,546,161)	$5,018,374	$1,233,818

Net Change in Unrealized Appreciation/Depreciation of:
Investments (options purchased)	$1,501	—	—	$1,501
Swaps	(1,409,571)	$4,566,192	—	3,156,621
Foreign currency transactions	—	—	$2,015,233	2,015,233

Total Net Change in Unrealized Appreciation/Depreciation	$(1,408,070)	$4,566,192	$2,015,233	$5,173,355

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.85% of the Fund’s average daily net assets.

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

38	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.10

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2010

5. Investments in Securities

Purchases and sales of investments, other than short-term securities and U.S. Government obligations for the fiscal year ended January 31, 2010, were $246,080,724 and $162,832,068, respectively. Purchases and sales in U.S. Government obligations were $1,702,658,515 and $1,780,825,999, respectively.

(a) Credit default swap agreements:

Sell protection swap agreements outstanding at January 31, 2010(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000s)(3)	Credit Spread(2)*	Termination Date	Payments Received	Market Value(4)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
BNP Paribas:
General Electric	$800	1.99%	12/20/13	4.60%	$79,320	—	$79,320
Citigroup:
American Express	500	0.79%	12/20/13	4.30%	68,074	—	68,074
SLM	2,900	5.11%	12/20/13	5.00%	6,147	$(350,000)	356,147
Deutsche Bank:
American International Group	3,000	5.59%	3/20/13	2.10%	(279,863)	—	(279,863)
General Electric	4,100	1.99%	12/20/13	4.78%	433,171	—	433,171
General Electric	8,000	1.99%	12/20/13	4.82%	858,587	—	858,587
SLM	4,000	5.11%	12/20/13	5.00%	8,478	(490,000)	498,478
Merrill Lynch:
American Express	8,000	0.79%	12/20/13	4.10%	1,027,463	—	1,027,463
SLM	8,000	5.11%	12/20/13	5.00%	16,956	(980,000)	996,956

					$2,218,333	$(1,820,000)	$4,038,333

*	Unaudited.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at January 31, 2010 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

1.31.10	PIMCO Strategic Global Government Fund, Inc. Annual Report	39

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2010

5. Investments in Securities (continued)

(b) Interest rate swap agreements outstanding at January 31, 2010:

Swap Counterparty	Notional Amount (000s)	Termination Date	Rate Type		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
			Payments Made by Fund	Payments Received by Fund
Barclays Bank	$6,600	12/16/19	4.00%	3-Month USD-LIBOR	$(193,515)	$(210,540)	$17,025
Royal Bank of Scotland	41,000	6/16/20	4.00%	3-Month USD-LIBOR	(241,113)	869,200	(1,110,313)

					$(434,628)	$658,660	$(1,093,288)

LIBOR – London Inter-Bank Offered Rate

(c) Forward foreign currency contracts outstanding at January 31, 2010:

	Counterparty	U.S. $ Value on Origination Date	U.S. $ Value January 31, 2010	Unrealized Appreciation
Sold:
2,307,000 Australian Dollar settling 2/26/10	Royal Bank of Scotland	$2,108,649	$2,045,434	$63,215
3,183,000 British Pound settling 3/25/10	UBS	5,168,603	5,098,540	70,063
800,000 Canadian Dollar settling 2/22/10	Deutsche Bank	775,183	750,795	24,388
73,082,000 Euro settling 3/3/10	Barclays Bank	103,547,474	101,573,525	1,973,949
3,760,000 Euro settling 3/23/10	BNP Paribas	5,399,360	5,225,583	173,777
2,203,000 Euro settling 2/18/10	Royal Bank of Scotland	3,269,428	3,061,948	207,480

				$2,512,872

The Fund received $1,010,000 in principal value of U.S. Treasury Bills and $1,890,000 in cash as collateral for derivative contracts and delayed delivery securities.

40	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.10

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2010

5. Investments in Securities (continued)

(d) Open reverse repurchase agreements at January 31, 2010 were:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Bank of America	0.55%	1/7/10	2/8/10	$20,827,516	$20,819,564
Barclays Bank	0.13%	1/13/10	2/11/10	69,515,769	69,511,000
	0.21%	1/13/10	2/11/10	115,208,768	115,196,000
	0.21%	1/22/10	2/11/10	1,200,070	1,200,000
	0.65%	1/7/10	2/9/10	39,101,642	39,084,000
	0.65%	1/8/10	2/10/10	4,449,927	4,448,000
	0.65%	1/12/10	2/12/10	1,009,364	1,009,000
	0.75%	1/8/10	2/10/10	3,764,882	3,763,000
	0.85%	1/8/10	2/10/10	2,718,540	2,717,000
	0.85%	1/12/10	2/12/10	2,018,953	2,018,000
Credit Suisse First Boston	(1.00)%	1/27/10	1/27/12	1,239,828	1,240,000
	0.55%	1/5/10	2/4/10	9,780,033	9,776,000
Greenwich	0.13%	1/13/10	2/11/10	138,699,516	138,690,000
	0.55%	1/11/10	2/11/10	13,729,403	13,725,000
JPMorgan Chase	0.85%	1/8/10	2/10/10	12,058,829	12,052,000
	0.85%	1/28/10	2/4/10	8,717,823	8,717,000

					$443,965,564

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended January 31, 2010 was $377,251,551 at a weighted average interest rate of 0.48%. The total market value of underlying collateral (refer to the Schedule of Investments for positions segregated as collateral for reverse repurchase agreements) for open reverse repurchase agreements at January 31, 2010 was $485,887,313.

The Fund received $500,000 and $1,193,141 in principal value of U.S. Treasury Bills and U.S. government agency securities, respectively, and $506,000 in cash as collateral for reverse repurchase agreements outstanding. Cash collateral received may be invested in accordance with the Fund’s investment strategy. Collateral received as securities cannot be pledged.

6. Income Tax Information

For the years ended January 31, 2010 and January 31, 2009, the tax character of dividends paid of $51,619,448 and $46,174,877, respectively, were comprised entirely of ordinary income.

At January 31, 2010, the tax character of distributable earnings of $9,793,031 was comprised entirely of ordinary income.

For the year ended January 31, 2010, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments, foreign currency transactions and paydowns. These adjustments were to increase undistributed net investment income and increase accumulated net realized loss by $12,067,654.

Net investment income and net realized gains differ for financial statement and federal income tax purposes primarily due to the treatment of amounts received under swap agreements. For the year ended January 31, 2010, the Fund received $2,539,959 from swap agreements, which are treated as net realized gain for financial statement purposes and as net income for federal income tax purposes.

1.31.10	PIMCO Strategic Global Government Fund, Inc. Annual Report	41

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2010

6. Income Tax Information (continued)

At January 31, 2010, the Fund had a capital loss carryforward of $100,969,120 which will expire as follows and are available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

Amount	Expiration
$2,187,557	2012
9,752,177	2013
6,177,207	2014
616,832	2015
7,081,408	2016
61,815,848	2017
13,338,091	2018

The cost basis of portfolio securities for federal income tax purposes is $922,449,508. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $45,073,124; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $23,977,015; and net unrealized appreciation for federal income tax purposes is $21,096,109. The difference between book and tax depreciation is primarily attributable to wash sales and recognized gain for tax purposes on a corporate action.

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

In addition, the Sub-Adviser is the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when the Sub-Adviser held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. The Sub-Adviser currently believes that the complaint is without merit and the Sub-Adviser intends to vigorously defend against this action.

42	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.10

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2010

7. Legal Proceedings (continued)

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date of this document.

8. Subsequent Events

On February 1, 2010, a dividend of $0.065 per share was declared to shareholders payable March 1, 2010 to shareholders of record on February 11, 2010.

On March 1, 2010, a dividend of $0.065 per share was declared to shareholders payable March 30, 2010 to shareholders of record on March 11, 2010.

1.31.10	PIMCO Strategic Global Government Fund, Inc. Annual Report	43

PIMCO Strategic Global Government Fund, Inc. Financial Highlights
For a share outstanding throughout each year:

	Year ended January 31,
	2010	2009		2008	2007	2006
Net asset value, beginning of year	$7.46	$9.84		$10.12	$10.39	$11.01
Investment Operations:
Net investment income	1.13	0.89		0.60 (1)	0.65 (1)	0.75 (1)
Net realized and change in unrealized gain (loss) on investments, futures contracts, swaps and foreign currency transactions	1.83	(2.05)		(0.07)	(0.09)	(0.48)
Total from investment operations	2.96	(1.16)		0.53	0.56	0.27
Dividends to Shareholders from Net Investment Income	(1.34)	(1.22)		(0.81)	(0.83)	(0.89)
Net asset value, end of year	$9.08	$7.46		$9.84	$10.12	$10.39
Market price, end of year	$10.73	$9.51		$10.39	$11.14	$11.58
Total Investment Return (2)	29.83%	4.63%		1.02%	4.21%	(2.95)%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of year (000s)	$354,117	$286,061		$371,168	$378,385	$382,618
Ratio of expenses to average net assets including interest expense (3)	1.63%	3.01	%(4)	5.48%	3.03%	1.52%
Ratio of expenses to average net assets excluding interest expense	1.05%	1.18	%(4)	1.07%	1.06%	1.06%
Ratio of net investment income to average net assets	13.84%	9.96%		5.98%	6.42%	6.99%
Portfolio turnover	241%	110%		154%	123%	361%
(1)	Calculated based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale of share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assummed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.
(3)	Interest expense primarily relates to investments in reverse repurchase agreement transactions.
(4)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(n) in Notes to Financial Statements).

44	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.10	See accompanying Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc. Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

PIMCO Strategic Global Government Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets applicable to common shareholders and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Strategic Global Government Fund, Inc. (the “Fund”) at January 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2010 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, MO

March 24, 2010

1.31.10	PIMCO Strategic Global Government Fund, Inc. Annual Report	45

PIMCO Strategic Global Government Fund, Inc. Annual Shareholder Meeting Results/Changes to the Fund’s Investment Policies/ Board of Directors Changes (unaudited)

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on July 14, 2009. Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of Paul Belica – Class III to serve until 2012	34,909,873	1,331,200
Re-election of Robert E. Connor – Class III to serve until 2012	34,975,220	1,265,852
Election of Diana L. Taylor* – Class I to serve until 2010	35,000,649	1,240,423

Messrs. Hans W. Kertess, James A. Jacobson***, John C. Maney**, William B. Ogden, IV and R. Peter Sullivan III continue to serve as Directors of the Fund.

*     Resigned from the Board of Directors on September 10, 2009.

**   Mr. Maney is an Interested Director of the Fund.

*** Mr. Jacobson joined the Board of Directors on December 14, 2009.

Changes to the Fund’s Investment Policies:

Preferred Stock and Convertible Securities: Conversion to Common Stock. The Fund may invest in preferred stock and convertible securities, and these securities may allow for conversion into common stock. Effective April 6, 2009, the Fund’s investment policies were revised to make explicit that the Fund may hold common stock received from the conversion of other portfolio securities, such that common stock may represent up to 20% of the Fund’s total assets. The Board of Directors formally approved this policy based on a recommendation from the Investment Manager and the Sub-Adviser that having the ability to hold common stock under these circumstances would be in the best interest of the Fund and the Fund’s shareholders. The Investment Manager and Sub-Adviser believe it is in the best interests of the Fund to have the flexibility to participate in such conversions and to hold common stock received in such conversions until adequate value can be realized or it otherwise deems it appropriate to dispose of common stock holdings.

Holding common stock involves risks different from or in addition to the risks associated with debt instruments. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not only the company, but also companies in the same industry or sector, or in a number of different industries or sectors, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates, adverse circumstances involving the credit markets, periods of relative illiquidity, volatility, and perceived or actual instability in the banking and financial service sectors. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Equity securities generally have greater price volatility and usually produce lower yields than bonds and other debt securities.

Board of Directors Changes:

On September 10, 2009, Diana L. Taylor resigned as a Director of the Fund.

On December 14, 2009, James A. Jacobson joined the Board of Directors.

46	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.10

PIMCO Strategic Global Government Fund, Inc. Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Fund, such as the Fund’s investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases, you will be clients of the third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the fund may disclose information about your accounts to a non-affiliated third party with your consent.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard your non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

1.31.10	PIMCO Strategic Global Government Fund, Inc. Annual Report	47

PIMCO Strategic Global Government Fund, Inc. Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Shares by PNC Global Investment Servicing, as agent for the Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PNC Global Investment Servicing, as the Fund’s dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Shares you will receive will be determined as follows:

(1)	If on the payment date the net asset value of the Shares is equal to or less than the market price per Share plus estimated brokerage commissions that would be incurred upon the purchase of Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Share on the payment date or (ii) 95% of the market price per Share on the payment date; or

(2)	If on the payment date the net asset value of the Shares is greater than the market price per Share plus estimated brokerage commissions that would be incurred upon the purchase of Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

48	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.10

PIMCO Strategic Global Government Fund, Inc. Board of Directors (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Director; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Director	Principal Occupation(s) During Past 5 Years:
The address of each director is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess

Date of Birth: 7/12/39

Chairman of the Board of Directors since: 2008 Director since: 2008

Term of office: Expected to stand for re-election at

   2011 annual meeting of shareholders.

Trustee/Director of 49 funds in Fund Complex; Trustee/Director of no funds outside of Fund

   Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica

Date of Birth: 9/27/21

Director since: 2008

Term of office: Expected to stand for re-election at

   2012 annual meeting of shareholders.

Trustee/Director of 49 funds in Fund Complex

Trustee/Director of no funds outside of Fund

   Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor

Date of Birth: 9/17/34

Director since: 2008

Term of office: Expected to stand for re-election at

   2012 annual meeting of shareholders.

Trustee/Director of 49 funds in Fund Complex

Trustee/Director of no funds outside of Fund

   Complex

Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

James A. Jacobson

Date of Birth: 2/3/45

Director since: 2009

Term of office: Expected to stand for election at

   2010 annual meeting of shareholders.

Trustee/Director of 44 funds in Fund Complex

Trustee/Director of 16 Alpine Mutual Funds

Retired. Formerly, Vice Chairman and Managing Director or Spear, Leeds & Kellogg Specialists LLC, specialist firm on the New York Stock Exchange.

John C. Maney†

Date of Birth: 8/3/59

Director since: 2008

Term of office: Expected to stand for re-election at

   2011 annual meeting of shareholders.

Trustee/Director of 78 funds in Fund Complex

Trustee/Director of no funds outside the Fund

   Complex

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

1.31.10	PIMCO Strategic Global Government Fund, Inc. Annual Report	49

PIMCO Strategic Global Government Fund, Inc. Board of Directors (unaudited) (continued)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Director; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Director	Principal Occupation(s) During Past 5 Years:

William B. Ogden, IV

Date of Birth: 1/11/45

Director since: 2008

Term of office: Expected to stand for re-election at

   2010 annual meeting of shareholders.

Trustee/Director of 49 Funds in Fund Complex;

Trustee/Director of no funds outside of Fund

   Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan, III

Date of Birth: 9/4/41

Director since: 2008

Term of office: Expected to stand for re-election at

   2011 annual meeting of shareholders.

Trustee/Director of 49 funds in Fund Complex

Trustee/Director of no funds outside of Fund

   Complex

Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

†	Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member – Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc., Oppenheimer Group, Inc. Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P.; Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Management Partners LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member – Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd; and Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC and Member and Chairman – Board of Directors, President and Chief Operating Officer of PFP Holding, Inc.

50	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.10

PIMCO Strategic Global Government Fund, Inc. Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2008	Managing Director, Head Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 33 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 45 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director/Trustee of 6 funds in the Fund Complex, 2002-2008.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2008	Senior Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 33 funds in the Fund Complex; Assistant Treasurer of 45 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2008	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Executive Vice President of Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex. Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2008	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments, 2002-2005.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008	Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 78 funds in the Funds Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF), 2002-2008.

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2008	Senior Vice President and Group Compliance Officer of Allianz Global Investors of America L.P.; Chief Compliance Officer of 78 funds in the Fund Complex and The Korea Fund, Inc.

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2008	Assistant Secretary of 78 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley, 2004-2005.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2008	Assistant Secretary of 78 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Research Assistant, Dechert LLP, 2004-2005.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

1.31.10	PIMCO Strategic Global Government Fund, Inc. Annual Report	51

Board of Directors	Fund Officers
Hans W. Kertess Chairman of the Board of Directors	Brian S. Shlissel President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna Treasurer, Principal Financial & Accounting Officer
Robert E. Connor
James A. Jacobson	Thomas J. Fuccillo Vice President, Secretary & Chief Legal Officer
John C. Maney
William B. Ogden, IV	Scott Whisten Assistant Treasurer
R. Peter Sullivan, III
Richard J. Cochran Assistant Treasurer

Youse E. Guia Chief Compliance Officer

Kathleen A. Chapman Assistant Secretary

Lagan Srivastava Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PNC Global Investment Servicing

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106-2797

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Strategic Global Government Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $70,000 in 2009 and $70,000 in 2010.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2009 and $0 in 2010.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $4,935 in 2009 and $14,175 in 2010. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Strategic Global Government Fund, Inc. (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2009 Reporting Period was $1,515,200 and the 2010 Reporting Period was $2,077,625.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, Hans W. Kertess, R. Peter Sullivan III, William B. Ogden, IV and James A. Jacobson.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

(the “Fund”)

PROXY VOTING POLICY

1.	It is the policy of the Fund that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Fund believes that the firms and/or persons purchasing and selling securities for the Fund and analyzing the performance of the Fund’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Fund and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Fund, on the other. Accordingly, the Fund’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Fund.

2.	The Fund delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Fund. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. A summary of the detailed proxy voting policy of PIMCO, the Fund’s current sub-adviser, is set forth in Appendix B attached hereto. Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of the Fund with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Fund’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Fund’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the sub-adviser of the Fund with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Fund’s website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Fund’s Chief Compliance Officer or Board of Directors, the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the Fund’s sub-adviser with proxy voting authority shall also be included in the Fund’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of April 5, 2010, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Strategic Global Government Fund Inc. (“RCS” or the “Fund”):

Dan Ivascyn

Mr. Ivascyn has been the portfolio manager since May 2005. Mr. Ivascyn is a managing director and portfolio manager of PIMCO in the Newport Beach office on the mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was in the asset-backed securities group at Bear Stearns. He has 18 years of investment experience and holds an MBA in analytic finance from the University of Chicago Graduate School of Business. He received his undergraduate degree from Occidental College.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of January 31, 2010, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)		#	AUM($million)
Dan Ivascyn	RCS	6	2,734.33	8	4,918.36	*	12	24,221.73

*	Of these other Pooled Investment Vehicles, 3 accounts totaling $1,477.23 million in assets pay an advisory fee that is based in part on the performance of the accounts.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

(a) (3)

As of January 31, 2010, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative toapplicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of January 31, 2010.

PIMCO Strategic Global Government Fund Inc.

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dan Ivascyn	$100,001 - $500,000

ITEM 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies — None

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial and Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Strategic Global Government Fund, Inc.

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: April 5, 2010

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: April 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: April 5, 2010

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: April 5, 2010